UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 27, 2010

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 27, 2010, Corning Natural Gas Corporation ("Corning") entered into agreements with Manufacturers and Traders Trust Company ("M&T Bank") including a Multiple Disbursement Term Note, General Security Agreement, Specific Security Agreement and Credit Agreement (together, the "Note") in the amount of $1,865,000. From October 27, 2010 to October 31, 2010 ("Draw Period"), the Note will be payable as interest only at a rate of Prime Rate plus 1.5%. On November 1, 2010 the Note will convert to a permanent loan payable monthly for five years at the fixed interest rate of M&T Bank's five (5) year Cost of Funds plus 4.0%, set two business days prior to the conversion, calculated on a ten (10) year amortization schedule. A final payment will be due on the maturity date equal to the outstanding principal and interest. The purpose of this Note is to fund construction projects in our New York Public Service Commission ("NYPSC") mandated repair/replacement program for 2010.

Any amounts due under the Note will become immediately due and payable in the event of default, as defined in the Note, and are secured by agreements dated October 27, 2010. The Note also contains customary representations, warranties and covenants made by the parties.

The foregoing description of the Note is not complete and is qualified in its entirety by the full and complete terms, is attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this current report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Letter of Commitment by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company

10.2 Multiple Disbursement Term Note by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company

10.3 General Security Agreement by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company

10.4 Specific Security Agreement by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company

10.5 Credit Agreement by and between Corning Natural Gas Corporation and Manufacturers and Traders Trust Company

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain statements that are forward-looking, such as statements relating to future capital expenditures, financing sources and availability, business development and acquisitions, dispositions, and the effects of regulation and competition. The words "believe," "expect," "anticipate," "intend," "may," "plan," and similar expressions are intended to identify these statements. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. Accordingly, actual results may differ materially from those expressed in any forward-looking statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: October 27, 2010